UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K


                          CURRENT REPORT
                 Pursuant to Section 13 of 15(d)
              of the Securities Exchange Act of 1934


              Report for Event:   December 13, 1999


                     FAR EAST VENTURES, INC.
      (Exact name of registrant as specified in its charter)

Nevada                      000-24885                  88-0378451
(State of other       (Commission File No.)         (IRS Employer
jurisdiction of                               Identification No.)
incorporation)


4771 Sweetwater Blvd., Suite 125, Sugarland TX            77479
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:(505) 797-9230

Registrant's Attorney:    Warren J. Soloski, Esq.
                          11300 West Olympic Blvd., Suite 800,
                          Los Angeles, CA 90064
                          (310) 477-9742


                          Not Applicable
(Former name or former address, if changed since last report.)



                This Report Consists of  2  Pages

Item 1  Changes in Control of Registrant

     Not Applicable


Item 2  Acquisition on Disposition of Assets

     Not Applicable


Item 3  Bankruptcy or Receivership

     Not Applicable.


Item 4  Changes in Registrant's Certifying Accountant

     Not Applicable.


Item 5 Other Events

     Upon  majority shareholder approval, on December 14, 1999,
R. M. Frederick became the new Chairman and President. In addition, Darryl Mills and Fred Beliway became members of the Board of Directors. With majority shareholder approval the principal office of the Registrant was changed to, 4771 Sweetwater Blvd., Suite 125, Sugarland TX 77479 and the telephone number to (505) 797-9230.


Item 6  Resignations of Registrant's Directors

     Paul Kessler, Douglas Ansell and Andrew Berney have resigned as Directors and Officers of the Registrant.


Item 7  Financial Statement and Exhibits

     Not Applicable


Item 8  Supplementary Information

     Not Applicable


                            Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     Far East Ventures, Inc.
                           (Registrant)



Dated:  December 15, 1999          By:  /s/ R.M. Frederick
                                        R. M. Frederick
                                        President/Director